Exhibit 32.1
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                    Certification pursuant to 18 U.S.C. 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002
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In connection with the Quarterly Report of HQ Sustainable  Maritime  Industries,
Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Norbert Sporns, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2005

/s/ Norbert Sporns
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Norbert Sporns
Chief Executive Officer